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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):           July 29, 1996
                                                  ----------------------------



                             SIERRA PACIFIC POWER COMPANY
                      -----------------------------------------
                (Exact name of registrant as specified in its charter)

        Nevada                  88-0044418                      0-508
- ----------------------        --------------             --------------------
State of incorporation       (I.R.S. Employer          (Commission File Number)
   or organization)          Identification No.)

             P.O. Box 10100 (6100 Neil Road), Reno, Nevada    89520-0400
             ------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)




Registrant's telephone number, including area code:       (702) 689-4011
                                                    -------------------------

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Item 5.  OTHER EVENTS.

    On April 25, 1996, Sierra Pacific Power Capital I (the "Trust") and Sierra Pacific Power Company (the "Company") filed a Registration Statement on Form S-3 (No. 333-4052) in connection with its proposed offering of $48,500,000 of Preferred Securities of the Trust, guarantees of the Preferred Securities by the Company and certain back-up undertakings, and the junior subordinated debentures of the Company (collectively, the "Securities"). As exhibits to said Registration Statement, the Registrant filed draft forms of several agreements relating to the Securities. Such agreements have since been finalized and, in some cases, supplemented. The final form of such agreements and related documents are filed herewith as exhibits, as set forth in Item 7 hereof.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  EXHIBITS.

    Exhibit 4.1 --   Amended and Restated Declaration of Trust of Trust, dated
                     July 24, 1996.

    Exhibit 4.2 --   Indenture between the Company and IBJ Schroder Bank &
                     Trust Company, as Trustee dated July 1, 1996.

    Exhibit 4.3 --   First Supplemental Indenture to the Indenture used in
                     connection with the issuance of Junior Subordinated
                     Debentures dated July 24, 1996.

    Exhibit 4.4 --   Guarantee with respect to Preferred Securities dated July
                     29, 1996.

    Exhibit 4.5 --   Guarantee with respect to Common Securities dated July 29,
                     1996.

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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SIERRA PACIFIC POWER COMPANY


Date:  August 1, 1996       By:   /s/ William E. Peterson
                                  ________________________
                                  William E. Peterson,
                                  Vice President, General Counsel
                                  and Corporate Secretary

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                                    EXHIBIT INDEX


    EXHIBIT   DOCUMENT
    -------   --------

      4.1     Amended and Restated Declaration of Trust of Trust, dated
              July 24, 1996.

      4.2 Indenture between the Company and IBJ Schroder Bank & Trust Company, as Trustee dated July 1, 1996.

      4.3 First Supplemental Indenture to the Indenture used in connection with the issuance of Junior Subordinated
              Debentures dated July 24, 1996.

      4.4     Guarantee with respect to Preferred Securities dated
              July 29, 1996.

      4.5     Guarantee with respect to Common Securities dated
              July 29, 1996.

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